Supplement dated May 1, 2007

to the

Prospectus dated May 1, 2002 for Value Plus Single Premium Variable Life Insurance Policy

(Value Plus)

The following supplemental information should be read in conjunction with the Prospectus dated May 1, 2002 for the Value Plus Single Premium Variable Life Insurance Policy (the “Policy”) issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through The Guardian Separate Account B and marketed under the name “Value Plus.”

Effective May 1, 2007, the following disclosures are added to the Prospectus:

1. The following chart of fund names, objectives and typical investments supersedes any charts contained in the May 1, 2002 prospectus or any subsequent supplement thereto:

Fund	Investment Objective	Typical Investments	Investment Adviser
RS Core Equity VIP Series	Seeks long-term capital appreciation	Growth and value stocks	RS Investment Management (Adviser) 388 Market Street San Francisco, CA 94111
RS International Growth VIP Series	Seeks long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income.	Primarily long-term investments in businesses that the sub-sub-adviser believes are well-managed, quality businesses that enjoy sustainable, competitive advantages in their marketplace.

RS Investment Management (Adviser)

388 Market Street

San Francisco, CA 94111

Guardian Baillie Gifford Limited (Sub-adviser)

Baillie Gifford Overseas Limited (Sub-sub-adviser)

Calton Square

1 Greenside Row

Edinburgh, EH1 3AN, Scotland

RS Investment Quality Bond VIP Series*	Seeks to secure maximum current income without undue risk to principal; capital appreciation is a secondary objective	Primarily, investment grade securities, including corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies.	RS Investment Management (Adviser) 388 Market Street San Francisco, CA 94111 Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, NY 10004
RS Money Market VIP Series (previously the RS Cash Management VIP Series)	Seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity.	Primarily, U.S. dollar-denominated, high-quality, short-term instruments.	RS Investment Management (Adviser) 388 Market Street San Francisco, CA 94111 Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, NY 10004
Value Line Centurion Fund	Long-term growth of capital	U.S common stocks with selections based on the Value Line Timeliness™ Ranking System	Value Line Inc. (Value Line) 220 East 42nd Street New York, NY 10017
Value Line Strategic Asset Management Trust	High total investment return consistent with reasonable risk	U.S common stocks with selections based on the Value Line Timeliness™ Ranking System, bonds and money market instruments	Value Line Inc. (Value Line) 220 East 42nd Street New York, NY 10017

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Some investment advisers (or their affiliates) may pay GIAC or GIS compensation for administration, distribution or other services provided with respect to the funds and their availability through the Policy. Currently, these advisers include Value Line. The amount of this compensation is currently .25% of the assets of the fund attributable to the Policies issued by GIAC.

These payments may be derived, in whole or in part, from the advisory fee or, if applicable, 12b-1 fee deducted from fund assets. Policyowners, through their indirect investment in the funds, bear the costs of these advisory and 12b-1 fees. The amount of these payments may be substantial. We may use these payments for any corporate purpose, including payment of expenses that we and/or our affiliates incur in promoting, marketing, and administering the policies, and, in our role as an intermediary, the funds. We may profit from these payments.

The funds offered through this product were selected by GIAC based on various factors, including but not limited to asset class coverage, the strength of the advisor’s or sub-advisor’s reputation and tenure, brand recognition, investment performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the fund or its advisor or other service providers provide any revenue to us and the amount of any such revenue (discussed above). In addition, we may include certain funds, such as the RS funds because they are managed or advised by one of our affiliates. We may also consider whether and to what extent the fund’s advisor or an affiliate distribute or provide marketing support for the policies.

You are responsible for choosing your investment options, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including the fund’s prospectus, statement of additional information, and annual and semi-annual shareholder reports. Other sources such as the fund’s website or newspapers and financial and other magazines may provide more current information, including information about any regulator actions or investigations relating to the funds. After you select investment options for your initial premium payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the value of your policy resulting from the investment performance of the funds you have chosen.

We do not recommend or endorse any particular fund and we do not provide investment advice.

All of the Funds are also available to other separate accounts supporting certain GIAC variable life insurance policies and variable annuity contracts. It is possible that certain conflicts of interest may arise in connection with the use of the same Funds under both variable life insurance policies and variable annuity contracts. In the event of a conflict, GIAC may take action to protect policyowners (See the prospectuses for the Funds for more information about potential conflicts of interest).

A more detailed description of the investment objectives policies, charges, risks and expenses of the Funds may be found in the prospectuses for the Funds. You should read these prospectuses carefully and keep them for future reference.

The funds mentioned above may not be available in all states. Please contact your registered representative for more information.

2. The following disclosure is added to the section entitled “Transfers Between the Investment Options:”

INFORMATION SHARING

You should be aware that, upon request by a fund or its agent, we are required to provide them with information about you and your trading activities in and out of the fund(s). In addition, a fund may require us to restrict or

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prohibit your purchases and exchanges of fund shares if the fund identifies you as having violated the frequent trading policies applicable to that fund.

3. The following disclosure is added to the section entitled “Other Information.”

CERTAIN RESTRICTIONS ON PAYMENTS UNDER THE POLICY

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a policyowner’s account. If these laws apply in a particular situation, we would not be allowed to process any request for a surrender, partial withdrawal, or transfer, or pay death benefits. If a policy were frozen, the policy account value would be moved to a special segregated account and held there until we received instructions from the appropriate federal regulator. These laws may also require us to provide information about you and your contract to government agencies and departments

All other provisions of the prospectus, as supplemented, shall remain unchanged.

This Supplement should be retained with the Prospectus for future reference

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